UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05379

SPROTT FOCUS TRUST, INC.

(Exact name of registrant as specified in charter)

Royal Bank Plaza, South Tower

200 Bay Street, Suite 2700

Toronto, Ontario, Canada M5J 2J1

(Address of principal executive offices)

The Prentice-Hall Corporation System, MA

7 St. Paul Street, Suite 820

Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (416) 943-4065

Date of fiscal year end: December 31, 2015

Date of reporting period: January 1, 2015 – June 30, 2015

Item 1. Reports to Shareholders.

JUNE 30, 2015

Sprott Focus Trust

(formerly, Royce Focus Trust)

2015 Semi–Annual

Review and Report to Stockholders

sprottfocustrust.com

Managed Distribution Policy

The Board of Directors of Sprott Focus Trust, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”). Under the MDP, the Fund pays quarterly distributions at an annual rate of 5% of the average of the prior four quarter-end net asset values, with the fourth quarter being the greater of this annualized rate or the distribution required by IRS regulations. With each distribution, the Fund will issue a notice to its stockholders and an accompanying press release that provides detailed information regarding the amount and composition of the distribution (including whether any portion of the distribution represents a return of capital) and other information required by the Fund’s MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to stockholders.

This page is not part of the 2015 Semi-Annual Report to Stockholders

Performance

NAV Average Annual Total Returns

As of June 30, 2015 (%)

FUND	YEAR-TO-DATE¹	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION	INCEPTION DATE
Sprott Focus Trust	2.59	-8.71	11.17	10.18	7.58	10.54	N/A	9.86	11/1/96	[2]

INDEX
Russell 3000	1.94	7.29	17.73	17.54	8.15	4.89	9.1	8.15
[1]	Not annualized, cumulative Year-to-Date.
[2]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, net of the Fund’s investment advisory fee, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.sprottfocustrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold.

Sprott Focus Trust, Inc. (the “Fund”) is a closed-end registered investment company whose shares of common stock may trade at a discount to their net asset value. Shares of the Fund’s common stock are also subject to the market risks of investing in the underlying portfolio securities held by the Fund.

The Fund is a closed-end investment company whose shares of common stock trade on the Nasdaq Select Market. Closed-end funds, unlike open-end funds, are not continuously offered. After the initial public offering, shares of closed-end funds are sold on the open market through a stock exchange. For additional information, contact your financial advisor or call 1.203.656.2430. Investment policies, management fees and other matters of interest to prospective investors may be found in the closed-end fund prospectus used in its initial public offering, as revised by subsequent stockholder reports.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 index measures the performance of the largest 3,000 U.S. companies. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index.

This page is not part of the 2015 Semi-Annual Report to Stockholders | 1

MANAGER’S DISCUSSION
Sprott Focus Trust

Whitney George

MANAGER’S DISCUSSION

For the quarter ended June 30, 2015, Sprott Focus Trust, Inc. (the “Fund”) gained 1.95%, bringing the 6 month advance to 2.59%. This compares to 3 and 6 month returns of 0.14% and 1.94% on the Russell 3000. Given the multi-cap composition of the Fund, which has been in place since early 2009, it was decided that the Russell

3000 is the most appropriate benchmark for the Fund. However, it is the intent of this manager to deliver absolute returns with an eye for positive long term results measured after fees and taxes. In addition to owning domestic companies with a wide range of market caps, at period end, the Fund held approximately 16% of its assets in foreign securities, half of which were Canadian-based resource companies.

ACTIVITY AND POSITIONING

While year to date results appear somewhat muted, individual stock performance volatility picked up dramatically. This is a positive new development for active management and hopefully one that will persist. During the first six months of the year, Cirrus Logic advanced 44.3%, Value Partners 92.4%, Cal-Maine Foods 36.5%, Apple Inc. 14.5% and Clarkson PLC 47.9%. While there were other notable winners, these were the top five contributors to the Fund’s six-month performance, adding over 500 basis points. In the cases of Cirrus Logic, Value Partners Group and to a lesser degree Apple Inc., positions were reduced to reflect the less favorable risk/reward profile caused by their stock price appreciation. I added to the Cal-Maine Foods position because the market has yet to appreciate its rapidly improving fundamentals. Cal-Maine is the largest egg producer in the USA and none of its facilities have been affected by the Avian Flu which has caused a reduction of about 1/3 of the national egg laying flock. Anyone who buys eggs will understand the effect this crisis has had on egg pricing. This appears to be a short term issue, expected to last a year to 18 months. However, there are longer term structural problems in the egg supply chain that will benefit Cal-Maine. Currently, as a result of Avian Flu, many investors are looking at this company for the first time.

Clarkson is the world’s leading ship broker. Based in the U.K., Clarkson earns brokerage fees for leasing, construction, decommissioning and research on roughly $3 trillion worth of assets around the world. The operating leverage on global trade in their business model is very exciting. The current position in Clarkson was held unchanged because it was smaller than the other winners, but that could change should it continue to advance.

Naturally there were some less than satisfactory holdings in the first six months of 2015. Our largest disappointments were Western Digital Corporation (-28.5%), SanDisk Corporation (-40.1%),

Franklin Resources (-10.9%), Sanderson Farms (-10.1%) and Unit Corporation (-20.5%). Combined, these holdings cost us 350 basis points. Western Digital and SanDisk were large winners in prior periods that had been pruned back and, in the case of Western Digital, providing a new opportunity to invest. As one of two remaining hard disk drive companies (three if you include Toshiba), Western Digital has a dominant position providing central storage systems to the rapidly expanding cloud ecosystem. Near-term erosion in sales to personal computer applications has created a market reaction which I believe is an opportunity.

The relatively small back up in the share prices of Franklin Resources and Sanderson Farms is viewed as an opportunity to add at the margin.

As of June 30, 2015 the Fund was fully invested (97.6% equities). This is by no means a reflection of a market view but, rather, the ability to find fifty attractively priced businesses. Asset management, loosely defined, remains the largest sector weighting at roughly 17.1%. This would include traditional asset managers as well as some specialized companies that manage assets but are defined differently (think Berkshire Hathaway). Mature technology is the second largest sector theme in the portfolio at 16.5%. This would include Apple Inc., Western Digital and other companies generally in technology industries with a new and purposeful commitment to shareholder returns. In some cases, these companies have committed to returning more than half their ample free cash flows to shareholders through dividends and buybacks.

The portfolio is invested with a little more than 14% in a variety of agricultural companies. It is my strong belief that affordable protein is a global growth story. Given the unpredictability of commodity prices and therefore earnings, agricultural companies are not widely followed by Wall Street and therefore are susceptible to mispricing. Energy is approximately at a 10% weighting and precious metals mining at 8%.

One last theme worth mentioning at roughly 15% of the portfolio is stocks with strong fundamentals that are heavily shorted. The Fund owns six positions where the short interest exceeds 25% of the float; in several cases the short interest exceeds 40%. These are neither sick nor overpriced companies, but rather industry leaders where short-term skepticism has become exaggerated in my judgment, often in tandem with generous dividends and share buybacks.

OUTLOOK

Very little has changed in the global financial outlook during the last few years. Central bank interventions continue around the world. While the U.S. Federal Reserve is expected to raise rates from their emergency levels later this year, or early next year, I believe they will do so only to prove that they can. I do not believe that the Fed or

2 | 2015 Semi-Annual Report to Stockholders

MANAGER’S DISCUSSION

anyone else believes that higher rates will solve any problems after our economy has spent six years getting accustomed to 0% short-term rates. Corporate strategies, which include borrowing money to fund buybacks and dividends at the expense of capital investment, will need to change. Growth through mergers and acquisitions followed by cost cutting will be harder to finance. Investment strategies chasing current payouts (MLPs and REITs) will surely stumble. Additionally, where will a whole new class of equities referred to as Unicorns go? It is my view that it will not be the Fed who will ultimately control interest rates, but rather the market itself. At some point, the increasing risk of default or more obvious debasement will drive a change. The drama in Greece is perhaps most significant for pointing this out to investors globally. There is a tipping point at which debt becomes too burdensome to service, much less repay.

While there is plenty to worry about in terms of macroeconomics, I remain optimistic about the Fund’s portfolio and believe the portfolio is well positioned for these highly uncertain times. Its holdings are well financed (strong balance sheets), have histories of high returns (ROI) and are conservatively valued. The recent pick up in market volatility is a welcome development for someone like myself who would rather buy one stock and leave the whole sector to others who prefer ETFs.

Top Contributions to Performance

Year-to-date through 6/30/15 (%)1

Cirrus Logic, Inc.	1.77
Value Partners Group Ltd.	1.24
Cal-Maine Foods, Inc.	0.79
Apple, Inc.	0.65
Clarkson plc	0.63
[1]	Includes dividends

Top Detractors from Performance

Year-to-date through 6/30/15 (%)1

Western Digital Corp.	-1.37
SanDisk Corp.	-1.11
Franklin Resources, Inc.	-0.46
Sanderson Farms, Inc.	-0.32
Unit Corp.	-0.28
[1]	Net of dividends

2015 Semi-Annual Report to Stockholders | 3

PERFORMANCE AND PORTFOLIO REVIEW	SYMBOLS MARKET PRICE FUND NAV XFUNX

Performance1

Average Annual Total Return (%) Through 6/30/15

	JAN-JUN 2015*	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (11/1/96)
FUND (NAV)	2.59	-8.71	11.17	10.18	7.58	10.54	9.86

*Not Annualized

Relative Returns: Monthly Rolling Average Annual Return Periods1

15 Years through 6/30/15

On a monthly rolling basis, the Fund outperformed the Russell 3000 in 84% of all 10-year periods; 69% of all 5-year periods; 68% of all 3-year periods; and 65% of all 1-year periods.

*Average of monthly rolling average annual total returns over the specified periods.

Market Price Performance History Since Inception (11/1/96)1

Cumulative Performance of Investment2

Description	1 Month	QTD	YTD	1 Year	2 Year	3 Year	5 Year	10 Year	15 Year	SINCE INCEPTION (11/1/96)[1]
Sprott Focus Trust (MKT TR)	(4.31)	0.41	0.28	(12.28)	13.24	34.39	60.58	86.55	372.13	500.70

[1]	Royce & Associates, LLC served as investment adviser of the Fund from November 1, 1996 to March 6, 2015. After the close of business on March 6, 2015, Sprott Asset Management LP and Sprott Asset Management USA Inc. became the investment adviser and investment sub-adviser, respectively, of the Fund.
[2]	Reflects the cumulative performance experience of a continuous common stockholder who reinvested all distributions and fully participated in the primary subscription of the Fund’s 2005 rights offering.
[3]	Reflects the actual month-end market price movement of one share as it has traded on Nasdaq.

Portfolio Diagnostics

Fund Net Assets	$190 million
Number of Holdings	50
Turnover Rate	17%
Net Asset Value	$8.23
Market Price	$7.08
Average Market Capitalization[1]	$4,831 million
Weighted Average P/E Ratio[2,3]	15.2x
Weighted Average P/B Ratio[2]	2.0x
Holdings ≥75% of Total Investments	29
U.S. Investments (% of Net Assets)	81.4
Non-U.S. Investments (% of Net Assets)	16.2

Calendar Year Total Returns (%)

YEAR	FUND (NAV)
2014	0.3
2013	19.7
2012	11.4
2011	-10.5
2010	21.8
2009	54.0
2008	-42.7
2007	12.2
2006	15.8
2005	13.7
2004	29.3
2003	54.3
2002	-12.5
2001	10.0
2000	20.9
1999	8.7

Top 10 Positions

% of Net Assets

Apple, Inc.	4.6
GameStop Corp. Cl. A	4.2
Franklin Resources, Inc.	4.1
Cal-Maine Foods, Inc.	4.0
Sanderson Farms, Inc.	4.0
Western Digital Corp.	3.7
Kennedy-Wilson Holdings, Inc.	3.5
MKS Instruments, Inc.	3.3
Industrias Bachoco SAB de CV ADR	2.7
Buckle, Inc. (The)	2.6

Portfolio Sector Breakdown

% of Net Assets

Financials	17.1
Information Technology	17.0
Materials	16.6
Consumer Discretionary	13.5
Consumer Staples	12.4
Energy	10.1
Industrials	7.2
Health Care	3.7
Cash and Cash Equivalents	3.2

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Sprott believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.

[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings.

Important Performance and Risk Information

All performance information reflects past performance, is presented on a total return basis, and reflects the reinvestment of distributions. Past performance is no guarantee of future results. Current performance may be higher or lower than performance quoted. Returns as of the most recent month-end may be obtained at www.SprottFocusTrust.com. The market price of the Fund’s shares will fluctuate, so shares may be worth more or less than their original cost when sold. The Fund normally invests primarily in small/mid cap companies, which may involve considerably more risk than investing in a larger-cap companies. The Fund also generally invests a significant portion of its assets in a limited number of stocks, which may involve considerably more risk than a broadly diversified portfolio because a decline in the value of any one of these stocks would cause the Fund’s overall value to decline to a greater degree. Regarding the “Top Contributors” and “Top Detractors” tables shown on page 3, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s performance for 2015.

4 | 2015 Semi-Annual Report to Stockholders

History Since Inception

The following table details the share accumulations by an initial investor in the Fund who reinvested all distributions and participated fully in primary subscriptions for each of the rights offerings. Full participation in distribution reinvestments and rights offerings can maximize the returns available to a long-term investor. This table should be read in conjunction with the Performance and Portfolio Review of the Fund.

HISTORY		AMOUNT REINVESTED	PURCHASE PRICE[1]	SHARES	NAV VALUE[2]	MARKET VALUE[2]
Sprott Focus Trust
10/31/96	Initial Purchase	$4,375	$4.375	1,000	$5,280	$4,375
12/31/96					5,520	4,594
12/5/97	Distribution $0.53		5.250	101	6,650	5,574
12/31/98					6,199	5,367
12/6/99	Distribution $0.145		4.750	34	6,742	5,356
12/6/00	Distribution $0.34		5.563	69	8,151	6,848
12/6/01	Distribution $0.14		6.010	28	8,969	8,193
12/6/02	Distribution $0.09		5.640	19	7,844	6,956
12/8/03	Distribution $0.62		8.250	94	12,105	11,406
2004	Annual distribution total $1.74		9.325	259	15,639	16,794
5/6/05	Rights offering	2,669	8.340	320
2005	Annual distribution total $1.21		9.470	249	21,208	20,709
2006	Annual distribution total $1.57		9.860	357	24,668	27,020
2007	Annual distribution total $2.01		9.159	573	27,679	27,834
2008	Annual distribution total $0.47[3]		6.535	228	15,856	15,323
3/11/09	Distribution $0.09[3]		3.830	78	24,408	21,579
12/31/10					29,726	25,806
2011	Annual distribution total $0.41[3]		6.894	207	26,614	22,784
2012	Annual distribution total $0.46		6.686	255	29,652	25,549
2013	Annual distribution total $0.40		7.222	219	35,501	31,166
2014	Annual distribution total $0.42		7.890	222	35,617	31,348
2015	Year-to-date distribution total $0.22		7.350	190	37,051	31,874
6/30/15		$7,044		4,312

[1]	The purchase price used for annual distribution totals is a weighted average of the distribution reinvestment prices for the year.
[2]	Values are stated as of December 31 of the year indicated, after reinvestment of distributions.
[3]	Includes a return of capital.

2015 Semi-Annual Report to Stockholders | 5

Distribution Reinvestment and Cash Purchase Options

Why should I reinvest my distributions?

By reinvesting distributions, a stockholder can maintain an undiluted investment in the Fund. The regular reinvestment of distributions has a significant impact on stockholder returns. In contrast, the stockholder who takes distributions in cash is penalized when shares are issued below net asset value to other stockholders.

How does the reinvestment of distributions from the Fund work?

The Fund automatically issues shares in payment of distributions unless you indicate otherwise. The shares are generally issued at the lower of the market price or net asset value on the valuation date.

How does this apply to registered stockholders?

If your shares are registered directly with the Fund, your distributions are automatically reinvested unless you have otherwise instructed the Fund’s transfer agent, Computershare, in writing, in which case you will receive your distribution in cash. A registered stockholder also may have the option to receive the distribution in the form of a stock certificate.

What if my shares are held by a brokerage firm or a bank?

If your shares are held by a brokerage firm, bank, or other intermediary as the stockholder of record, you should contact your brokerage firm or bank to be certain that it is automatically reinvesting distributions on your behalf. If they are unable to reinvest distributions on behalf, you should have your shares registered in your name in order to participate.

What other features are available for registered stockholders?

The Distribution Reinvestment and Cash Purchase Plans also allow registered stockholders to make optional cash purchases of shares of the Fund’s common stock directly through Computershare on a monthly basis, and to deposit certificates representing your FUND shares with Computershare for safekeeping. Plan participants are subject to a $0.75 service fee for each voluntary cash purchase under the Plans. The Fund’s investment adviser is absorbing all commissions on optional cash purchases under the Plans through June 30, 2015.

How do the Plans work for registered stockholders?

Computershare maintains the accounts for registered stockholders in the Plans and sends written confirmation of all transactions in the account. Shares in the account of each participant will be held by Computershare in non-certificated form in the name of the participant, and each participant will be able to vote those shares at a stockholder meeting or by proxy. A participant may also send stock certificates for FUND held by them to Computershare to be held in non-certificated form. There is no service fee charged to participants for reinvesting distributions. If a participant elects to sell shares from a Plan account, Computershare will deduct a $2.50 service fee from the sale transaction. The Fund’s investment adviser is absorbing all commissions on optional sales under the Plan through June 30, 2015. If a nominee is the registered owner of your shares, the nominee will maintain the accounts on your behalf.

How can I get more information on the Plans?

You can call an Investor Services Representative at (203) 656-2430 or you can request a copy of the Plan for your Fund from Computershare. All correspondence (including notifications) should be directed to: Sprott Focus Trust Distribution Reinvestment and Cash Purchase Plan, c/o Computershare, PO Box 30170 College Station, TX 77842-3170, telephone (800) 426-5523 (from 9:00 A.M. to 5:00 P.M.).

6 | 2015 Semi-Annual Report to Stockholders

Sprott Focus Trust (formerly, Royce Focus Trust)	June 30, 2015 (unaudited)

Schedule of Investments
Common Stocks – 97.6%
	SHARES	VALUE

CONSUMER DISCRETIONARY – 13.5%
AUTOMOBILES - 2.1%
Thor Industries, Inc.	70,000	$3,939,600

HOUSEHOLD DURABLES - 3.0%
Century Communities, Inc. [1]	180,000	3,623,400
Garmin Ltd.	50,000	2,196,500

		5,819,900

SPECIALTY RETAIL - 7.9%
Buckle, Inc. (The)	110,000	5,034,700
Chico’s FAS, Inc.	120,000	1,995,600
GameStop Corp. Cl. A	185,000	7,947,600

		14,977,900

TEXTILES, APPAREL & LUXURY GOODS - 0.5%
Coach, Inc.	30,000	1,038,300
Total (Cost $20,493,309)		25,775,700

CONSUMER STAPLES – 12.4%
FOOD PRODUCTS - 10.7%
Cal-Maine Foods, Inc.	145,000	7,569,000
Industrias Bachoco SAB de CV ADR	95,000	5,140,450
Sanderson Farms, Inc.	100,000	7,516,000

		20,225,450

PERSONAL PRODUCTS - 1.7%
Nu Skin Enterprises, Inc. Cl. A	70,000	3,299,100
Total (Cost $18,075,536)		23,524,550

ENERGY – 10.1%
ENERGY EQUIPMENT & SERVICES - 8.4%
Helmerich & Payne, Inc.	55,000	3,873,100
Pason Systems, Inc.	260,000	4,652,522
TGS Nopec Geophysical Co. ASA	190,000	4,437,118
Trican Well Service Ltd.	270,000	897,117
Unit Corp. [1]	75,000	2,034,000

		15,893,857

OIL, GAS & CONSUMABLE FUELS - 1.7%
Exxon Mobil Corp.	40,000	3,328,000
Total (Cost $22,210,576)		19,221,857

FINANCIALS – 17.1%
CAPITAL MARKETS - 10.3%
Ashmore Group plc	1,000,000	4,544,055
Franklin Resources, Inc.	160,000	7,844,800
Sprott, Inc.	1,750,000	3,460,768
Value Partners Group Ltd.	2,400,000	3,789,694

		19,639,317

DIVERSIFIED FINANCIAL SERVICES - 1.8%
Berkshire Hathaway, Inc. Cl. B 1	25,000	3,402,750

REAL ESTATE MANAGEMENT & DEVELOPMENT - 5.0%
FRP Holdings, Inc. [1]	85,000	2,756,550
Kennedy-Wilson Holdings, Inc.	270,000	6,639,300

		9,395,850
Total (Cost $25,398,999)		32,437,917

HEALTH CARE – 3.7%
BIOTECHNOLOGY - 2.5%
Myriad Genetics, Inc. [1]	140,000	4,758,600

Schedule of Investments (continued)

	SHARES	VALUE

HEALTH CARE (continued)
PHARMACEUTICALS - 1.2%
Medicines Co. (The) [1]	80,000	$2,288,800
Total (Cost $6,117,146)		7,047,400

INDUSTRIALS – 7.2%
CONSTRUCTION & ENGINEERING - 1.3%
Jacobs Engineering Group, Inc. [1]	60,000	2,437,200

MACHINERY - 3.9%
AGCO Corp.	50,000	2,839,000
Lindsay Corp.	7,267	638,842
Semperit AG Holding	95,000	3,918,696

		7,396,538

MARINE - 2.0%
Clarkson plc	90,000	3,870,460
Total (Cost $12,779,918)		13,704,198

INFORMATION TECHNOLOGY – 17.0%
COMPUTERS & PERIPHERALS - 9.6%
Apple, Inc.	70,000	8,779,750
SanDisk Corp.	40,000	2,328,800
Western Digital Corp.	90,000	7,057,800

		18,166,350

INTERNET SOFTWARE & SERVICES - 0.5%
BitGold, Inc. [1]	250,000	1,000,801

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.5%
Cirrus Logic, Inc. [1]	125,000	4,253,750
MKS Instruments, Inc.	165,000	6,260,100

		10,513,850

SOFTWARE - 1.4%
Microsoft Corp.	60,000	2,649,000
Total (Cost $19,562,695)		32,330,001

MATERIALS – 16.6%
CHEMICALS - 4.1%
Mosaic Co. (The)	70,000	3,279,500
Westlake Chemical Corp.	65,000	4,458,350

		7,737,850

METALS & MINING - 12.5%
Alamos Gold, Inc.	200,000	1,132,106
Franco-Nevada Corp.	60,000	2,859,000
Fresnillo plc	230,000	2,508,029
Globe Specialty Metals, Inc.	220,000	3,894,000
Hochschild Mining plc [1]	1,500,000	2,244,923
Major Drilling Group International, Inc.	250,000	1,251,001
Pan American Silver Corp.	200,000	1,718,000
Randgold Resources Ltd. ADR	40,000	2,678,000
Reliance Steel & Aluminum Co.	50,000	3,024,000
Seabridge Gold, Inc.[1]	400,000	2,444,000

		23,753,059
Total (Cost $32,669,019)		31,490,909

TOTAL COMMON STOCKS
(Cost $157,307,198)		185,532,532

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semi-Annual Report to Stockholders | 7

Sprott Focus Trust (formerly, Royce Focus Trust)

Schedule of Investments (continued)

VALUE

REPURCHASE AGREEMENT – 3.2%
Fixed Income Clearing Corporation, 0.00% dated 6/30/15, due 7/1/15, maturity value $6,058,000 (collateralized by obligations of a U.S. Government Agency Security, 1.875% due 6/30/20, valued at $6,181,200)
(Cost $6,058,000)	$6,058,000

TOTAL INVESTMENTS – 100.8%
(Cost $163,365,198)	191,590,532

LIABILITIES LESS CASH AND OTHER ASSETS – (0.8)%	(1,497,067)

NET ASSETS – 100.0%	$190,093,465

8 | 2015 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

[1]	Non-Income producing.

TAX INFORMATION: The cost of total investments for Federal income tax purposes was $163,365,198. At June 30, 2015, net unrealized appreciation for all securities was $28,225,334, consisting of aggregate gross unrealized appreciation of $40,749,737 and aggregate gross unrealized depreciation of $12,524,403.

Sprott Focus Trust (formerly, Royce Focus Trust)	June 30, 2015 (unaudited)

Statement of Assets and Liabilities

ASSETS:
Total investments at value	$185,532,532
Repurchase agreements (at cost and value)	6,058,000
Cash and foreign currency	973
Receivable for investments sold	1,607,699
Receivable for dividends and interest	223,863
Prepaid expenses and other assets	21,790
Total Assets	193,444,857
LIABILITIES:
Payable for investments purchased	3,048,575
Payable for investment advisory fee	173,051
Accrued expenses	129,766
Total Liabilities	3,351,392
Net Assets	$190,093,465
ANALYSIS OF NET ASSETS:
Paid-in capital - $0.001 par value per share; 23,095,193 shares outstanding (150,000,000 shares authorized)	$150,352,230
Undistributed net investment income (loss)	1,707,585
Accumulated net realized gain (loss) on investments and foreign currency	14,830,250
Net unrealized appreciation (depreciation) on investments and foreign currency	28,223,357
Quarterly distributions	(5,019,957)
Net Assets (net asset value per share $8.23)	$190,093,465
Investments (excluding repurchase agreements) at identified cost	$157,307,198

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semi-Annual Report to Stockholders | 9

Sprott Focus Trust (formerly, Royce Focus Trust)	For the Six Months Ended June 30, 2015 (unaudited)

Statement of Operations

INVESTMENT INCOME:
INCOME:
Dividends	$2,749,402
Foreign withholding tax	(183,339)
Securities lending	46
Total income	2,566,109
EXPENSES:
Investment advisory fees	958,153
Stockholders reports	43,404
Custody and transfer agent fees	28,210
Directors’ fees	16,871
Professional fees	25,025
Administrative and office facilities	18,480
Other expenses	31,791
Total expenses	1,121,934
Compensating balance credits	(2)
Net expenses	1,121,932
Net investment income (loss)	1,444,177
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments	10,773,454
Foreign currency transactions	(9,816)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments and foreign currency translations	(7,563,063)
Other assets and liabilities denominated in foreign currency	3,021
Net realized and unrealized gain (loss) on investments and foreign currency	3,203,596
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$4,647,773

10 | 2015 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust (formerly, Royce Focus Trust)

Statements of Changes in Net Assets

	SIX MONTHS ENDED JUNE 30, 2015 (UNAUDITED)	YEAR ENDED DEC. 31, 2014

INVESTMENT OPERATIONS:
Net investment income (loss)	$1,444,177	$1,558,995
Net realized gain (loss) on investments and foreign currency	10,763,638	9,760,792
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(7,560,042)	(10,974,186)
Net increase (decrease) in net assets from investment operations	4,647,773	345,601
DISTRIBUTIONS:
Net investment income	—	(1,675,831)
Net realized gain on investments and foreign currency	—	(7,690,254)
Quarterly distributions[1]	(5,019,957)	—
Total Distributions	(5,019,957)	(9,366,085)
CAPITAL SHARE TRANSACTIONS:
Reinvestment of distributions	2,716,934	5,333,573
Total capital stock transactions	2,716,934	5,333,573
Net increase (decrease) in Net Assets	2,344,750	(3,686,911)
Net Assets
Beginning of period	187,748,715	191,435,626
End of period (including undistributed net investment income (loss) of $1,707,585 at 6/30/15 and $263,408 at 12/31/14)	$190,093,465	$187,748,715

[1]	To be allocated to net investment income, net realized gains and/or return of capital at year end.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	2015 Semi-Annual Report to Stockholders | 11

Sprott Focus Trust (formerly, Royce Focus Trust)

Financial Highlights

This table is presented to show selected data for a share of Common Stock outstanding throughout each period, and to assist stockholders in evaluating the Fund’s performance for the periods presented.

	SIX MONTHS ENDED JUNE 30, 2015 (UNAUDITED)	YEAR ENDED DEC. 31, 2014*	YEAR ENDED DEC. 31, 2013*	YEAR ENDED DEC. 31, 2012*	YEAR ENDED DEC. 31, 2011*	YEAR ENDED DEC. 31, 2010*
Net Asset Value, Beginning of Period	$8.26	$8.68	$7.66	$7.36	$8.72	$7.16 *
INVESTMENT OPERATIONS:
Net investment income (loss)[1]	0.06	0.07	0.05	0.06	0.02	(0.01)
Net realized and unrealized gain (loss) on investments and foreign currency	0.25	(0.04)	1.40	0.81	(0.86)	1.65
Total investment operations	0.31	0.03	1.45	0.87	(0.84)	1.64
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS:
Net investment income	—	—	—	(0.01)	—	(0.05)
Net realized gain on investments and foreign currency	—	—	—	(0.06)	(0.07)	(0.03)
Total Distributions to Preferred Stockholders	—	—	—	(0.07)	(0.07)	(0.08)
Net Increase (Decrease) in Net Assets Applicable to Common Stockholders from Investment Operations	$0.31	$0.03	$1.45	$0.80	$(0.91)	$1.56
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income	—	(0.08)	(0.05)	(0.04)	—	—
Net realized gain on investments and foreign currency	—	(0.34)	(0.35)	(0.42)	(0.29)	—
Return of capital	—	—	—	—	(0.12)	—
Quarterly distributions[2]	(0.22)	—	—	—	—	—
Total distributions to Common Stockholders	(0.22)	(0.42)	(0.40)	(0.46)	(0.41)	—
CAPITAL STOCK TRANSACTIONS:
Effect of reinvestment of distributions by Common Stockholders	(0.12)	(0.03)	(0.03)	(0.04)	(0.04)	—
Total capital stock transactions	(0.12)	(0.03)	(0.03)	(0.04)	(0.04)	—
Net Asset Value, End of Period	$8.23	$8.26	$8.68	$7.66	$7.36	$8.72
Market Value, End of Period	$7.08	$7.27	$7.62	$6.60	$6.30	$7.57
TOTAL RETURN:[3]
Net Asset Value	2.59%[4]	0.32%	19.73%	11.42%	(10.51)%	21.79%
Market Value	0.28%[4]	0.58%	21.99%	12.14%	(11.75)%	19.59%
RATIOS BASED ON AVERAGE NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS:
Investment Advisory fee expense	1.00%[5]	1.00%	1.00%	1.14%	1.15%	1.17%
Other operating expenses	0.17%[5]	0.15%	0.17%	0.19%	0.18%	0.20%
Net expenses[6]	1.17%[5]	1.15%	1.17%	1.33%	1.33%	1.37%
Expenses prior to balance credits	1.17%[5]	1.15%	1.17%	1.33%	1.33%	1.37%
Net investment income (loss)	1.51%[5]	0.78%	0.63%	0.74%	0.27%	(0.15)%
SUPPLEMENTAL DATA:
Net Assets Applicable to Common Stockholders, End of Period (in thousands)	$190,093	$187,749	$191,436	$163,588	$150,856	$172,291
Liquidation Value of Preferred Stock, End of Period (in thousands)	$—	$—	$—	$—	$25,000	$25,000
Portfolio Turnover Rate	17%	29%	23%	16%	33%	36%
PREFERRED STOCK:
Total shares outstanding					1,000,000	1,000,000
Asset coverage per share	$—	$—	$—	$—	$175.86	$197.29
Liquidation preference per share	$—	$—	$—	$—	$25.00	$25.00
Average month-end market value per share	$—	$—	$—	$—	$25.65	$25.38

*	These years were audited by predecessor audit firm whose opinion was unqualified.
[1]	Calculated using average shares outstanding during the period.
[2]	To be allocated to net investment income, net realized gains and/or return of capital at year end.
[3]	The Market Value Total Return is calculated assuming a purchase of Common Stock on the opening of the first business day and a sale on the closing of the last business day of each period. Dividends and distributions are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s Distribution Reinvestment and Cash Purchase Plan. Net Asset Value Total Return is calculated on the same basis, except that the Fund’s net asset value is used on the purchase and sale dates instead of market value.
[4]	Not annualized.
[5]	Annualized.
[6]	Expense ratios based on total average net assets including liquidation value of Preferred Stock were 1.17%, 1.16% and 1.17% for the years ended December 31, 2012, 2011 and 2010, respectively.

12 | 2015 Semi-Annual Report to Stockholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Sprott Focus Trust (formerly, Royce Focus Trust)

Notes to Financial Statements

Summary of Significant Accounting Policies:

Sprott Focus Trust, Inc. (the “Fund”) is a diversified closed-end investment company incorporated under the laws of the State of Maryland. The Fund commenced operations on March 2, 1988, and Sprott Asset Management LP and Sprott Asset Management USA Inc. (collectively, “Sprott”) assumed investment management responsibility for the Fund after the close of business on March 6, 2015. Royce & Associates, LLC was the Fund’s previous investment manager.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies”.

At June 30, 2015, officers, employees of Sprott, Fund directors, and other affiliates owned 20% of the Fund.

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the 1940 Act, under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of June 30, 2015 based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks	$185,532,532	$—	—	$185,532,532
Cash Equivalents	—	6,058,000	—	6,058,000

For the six months ended June 30, 2015, certain securities have transferred in and out of Level 1 and Level 2 measurements. The Fund recognizes transfers between levels as of the end of the reporting period. At June 30, 2015, securities valued at $25,312,975 were transferred from Level 2 to Level 1 within the fair value hierarchy.

2015 Semi-Annual Report to Stockholders | 13

Sprott Focus Trust (formerly, Royce Focus Trust)

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

TAXES:

As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The Schedule of Investments includes information regarding income taxes under the caption “Tax Information”.

DISTRIBUTIONS:

The Fund pays quarterly distributions on the Fund’s Common Stock at the annual rate of 5% of the rolling average of the prior four calendar quarter-end NAVs of the Fund’s Common Stock, with the fourth quarter distribution being the greater of 1.25% of the rolling average or the distribution required by IRS regulations. Prior to November 15, 2012, distributions to Preferred Stockholders were accrued daily and paid quarterly. Distributions to Common Stockholders are recorded on ex-dividend date. Distributable capital gains and/or net investment income were first allocated to Preferred Stockholder distributions, with any excess allocable to Common Stockholders. If capital gains and/or net investment income were allocated to both Preferred and Common Stockholders, the tax character of such allocations was proportional. To the extent that distributions are not paid from long-term capital gains, net investment income or net short-term capital gains, they will represent a return of capital. Distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. Permanent book and tax differences relating to stockholder distributions will result in reclassifications within the capital accounts. Undistributed net investment income may include temporary book and tax basis differences, which will reverse in a subsequent period. Any taxable income or gain remaining undistributed at fiscal year end is distributed in the following year.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premium and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Fund incurs direct and indirect expenses. Expenses directly attributable to the Fund are charged to the Fund’s operations, while expenses applicable to more than one fund managed by Sprott are allocated equitably.

COMPENSATING BALANCE CREDITS:

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments. Conversely, the Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

CAPITAL STOCK:

The Fund issued 363,984 and 675,314 shares of Common Stock as reinvestments of distributions for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively.

14 | 2015 Semi-Annual Report to Stockholders

Sprott Focus Trust (formerly, Royce Focus Trust)

Notes to Financial Statements (continued)

INVESTMENT ADVISORY AGREEMENT:

The Investment Advisory Agreement between Sprott and the Fund provides for fees to be paid at an annual rate of 1.0% of the Fund’s average daily net assets. The Fund accrued and paid investment advisory fees totaling $346,715 to Royce & Associates, LLC for the period from January 1 - March 6, 2015 and $611,438 to Sprott for the period from March 6 - June 30, 2015.

PURCHASES AND SALES OF INVESTMENT SECURITIES:

For the six months ended June 30, 2015, the costs of purchases and proceeds from sales of investment securities, other than short-term securities, amounted to $30,711,447 and $33,289,779, respectively.

2015 Semi-Annual Report to Stockholders | 15

Directors and Officers

All Directors and Officers may be reached c/o Sprott Asset Management LP, 200 Bay Street, Suite 2700, Toronto, Ontario, Canada M5J2J1.

W. Whitney George, Director1, Senior Portfolio Manager

Age: 57  |  Number of Funds Overseen: 1  |  Tenure: Director since 2013; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Senior Portfolio Manager of Sprott Asset Management USA Inc. a registered investment adviser since March 2015. Prior thereto, Managing Director and Vice President of Royce & Associates, LLC, having been employed by Royce since October 1991.

Michael W. Clark, Director

Age: 55  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2016  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: President, Chief Operating Officer, Chief Risk Officer, Head of Executive Committee, and member of Board of Directors of Chilton Investment Company since 2005.

Barbara Connolly Keady, Director

Age: 52  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2017  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Director of New Business Development at Ceres Partners since 2010.

James R. Pierce, Jr., Director

Age: 58  |  Number of Funds Overseen: 1  |  Tenure: Director since 2015; Term expires 2018  |  Other Directorships: None

Principal Occupation(s) During Past Five Years: Chairman of JLT Specialty Insurance Services, Inc. since September, 2014. Global Lead in Marine and Energy Operations at Marsh from 2006 to 2014.

Scott Colbourne, President (Fund)

Age: 52  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President of the Fund (since March, 2015); Co-Chief Investment Officer and Senior Portfolio Manager of Sprott Asset Management LP (since March, 2010).

Steven Rostowsky, Treasurer (Fund)

Age: 53  |  Tenure: Since 2015

Principal Occupation(s) During Past 5 Years: Treasurer of the Fund (since March, 2015); Chief Financial Officer of Sprott Asset Management LP (since March 2008); Chief Financial Officer and Corporate Secretary of Sprott Inc. (since March, 2008).

Thomas Ulrich, Secretary, Chief Compliance Officer

Age: 52  |  Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of the Fund (since March, 2015); In-House Counsel and Chief Compliance Officer of Sprott Asset Management USA Inc. (since October, 2012); In-House Counsel and Chief Compliance Officer of Sprott Global Resource Investments Ltd. (since October, 2012); Chief Compliance Officer, Altegris Advisors, L.L.C. (from July, 2011 to October, 2012); Principal, General Counsel and Chief Compliance Officer of Geneva Advisors (March, 2005 to July, 2011).

[1]	Mr. George is an “interested person”, as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as Senior Portfolio Manager at Sprott Asset Management USA Inc., the Fund’s sub-adviser.

16 | 2015 Semi-Annual Report to Stockholders

Board Approval of Investment Advisory Agreements

Board and Stockholder Approvals of New Investment Advisory and Subadvisory Agreements

The Board of Directors of the Fund (then named “Royce Focus Trust, Inc.”) as constituted on December 16, 2015 (the “Prior Board”) at a regularly scheduled in-person Board meeting on December 16, 2014, approved, subject to stockholder approval, a new investment advisory agreement by and between the Fund and Sprott Asset Management LP (the “New Investment Advisory Agreement”) and a new investment subadvisory agreement by and among the Fund, Sprott Asset Management LP and Sprott Asset Management USA Inc. (together with the New Investment Advisory Agreement, the “New Agreements”). The Prior Board also voted to recommend that the stockholders of the Fund approve each New Agreement at a special meeting of stockholders of the Fund to take place on February 26, 2015. The stockholders at the Special Meeting of Stockholders on February 26, 2015 approved the New Agreements and elected three new Directors and one holdover Director (the “New Board”), replacing certain former Directors who had resigned. At a special in-person Board meeting on March 9, 2015, the New Board ratified and approved the New Agreements.

2015 Semi-Annual Report to Stockholders | 17

Notes to Performance and Other Important Information

The thoughts expressed in this Review and Report concerning recent market movements and future prospects for small company stocks are solely the opinion of Sprott at June 30, 2015, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Fund’s portfolio and Sprott’s investment intentions with respect to those securities reflect Sprott’s opinions as of June 30, 2015 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this Review and Report will be included in the Fund in the future. Investments in securities of micro-cap, small-cap and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. All publicly released material information is always disclosed by the Fund on the website at www.sprottfocustrust.com.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Returns for the market indexes used in this report were based on information supplied to Sprott by Russell Investments.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per share (EPS). The Price-to- Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe Ratio, the better the fund’s historical risk-adjusted performance. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Fund’s future operating results
•	the prospects of the Fund’s portfolio companies
•	the impact of investments that the Fund has made or may make
•	the dependence of the Fund’s future success on the general economy and its impact on the companies and industries in which the Fund invests, and
•	the ability of the Fund’s portfolio companies to achieve their objectives.

This Review and Report uses words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Fund has based the forward-looking statements included in this Review and Report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although the Fund undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make through future stockholder communications or reports.

Authorized Share Transactions

The Fund may repurchase up to 5% of the issued and outstanding shares of its common stock during the year ending December 31, 2015. Any such repurchase would take place at then prevailing prices in the open market or in other transactions. Common stock repurchases would be effected at a price per share that is less than the share’s then current net asset value.

The Fund is also authorized to offer its common stockholders an opportunity to subscribe for additional shares of its common stock through rights offerings at a price per share that may be less than the share’s then current net asset value. The timing and terms of any such offerings are within the Board’s discretion.

Proxy Voting

A copy of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, on the Fund’s website at www.sprottfocustrust.com, by calling (203) 656-2430 (toll-free) and on the website of the Securities and Exchange Commission (“SEC”), at www.sec.gov.

Form N-Q Filing

The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s holdings are also on the Fund’s website approximately 15 to 20 days after each calendar quarter end and remain available until the next quarter’s holdings are posted. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at (800) 732-0330.

18 | 2015 Semi-Annual Report to Stockholders

Results of Stockholders Meeting

At a special meeting of stockholders held on February 26, 2015 (the “Meeting”), the Fund’s stockholders voted on the approval of new investment advisory and investment subadvisory agreements and on the election of directors. The following table sets forth the votes cast with respect to each matter voted on at the Meeting.

MATTER	VOTES FOR	VOTES AGAINST	VOTES WITHHELD
Approval of New Investment Advisory Agreement	12,114,596	225,888	56,942
Approval of New Investment Subadvisory Agreement	12,111,161	227,451	58,815
Election of Michael W. Clark as Director	14,538,427	378,063	—
Election of W. Whitney George as Director	14,524,755	391,735	—
Election of Barbara Connolly Keady as Director	14,523,326	393,164	—
Election of James R. Pierce, Jr. as Director	14,524,756	391,734	—

2015 Semi-Annual Report to Stockholders | 19

Contact Us

GENERAL INFORMATION

Additional Report Copies and

Prospectus Inquiries

(203) 656-2430

COMPUTERSHARE

Transfer Agent and Registrar

Speak with a representative about:

•	Your account, transactions, and forms

(800) 426-5523

sprottfocustrust.com

Item 2. Code(s) of Ethics. Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert. Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services. Not applicable to this semi-annual report.

Item 5. Audit Committee of Listed Registrants. Not applicable to this semi-annual report.

Item 6. Investments.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders. There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There was no change in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to this semi-annual report.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940. See EX-99.CERT attached hereto.

(a)(3) Not applicable

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940. See EX-99.906CT attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne
Scott Colbourne
President

Date: August 31, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SPROTT FOCUS TRUST, INC.		SPROTT FOCUS TRUST, INC.

By:	/s/ Scott Colbourne	By:	/s/ Steven Rostowsky
	Scott Colbourne		Steven Rostowsky
	President (Principal Executive Officer)		Treasurer (Principal Financial Officer)

Date: August 31, 2015		Date: August 31, 2015